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                             Exhibit 10
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                         Opinion of Counsel


                            May 18, 1993


Mr. Timothy C. Nicholson, President
The Walnut Street Funds, Inc.
1801 Park 270 Drive
Suite 220
St. Louis, Missouri 63146


            Re: The Walnut Street Funds, Inc. (the "Fund") - The Walnut Street Prime Reserve Fund (the "Series"); Registration Statement on Form N-1A Registering an Indefinite Number of Shares


Dear Mr. Nicholson:


      The Fund is registering on behalf of the Series an indefinite number of shares of the Fund's common stock, par value $.001 per share (the "Shares"), pursuant to Sec. 8 and Rule 24f-2 of the Investment Company Act of 1940 (the "1940 Act"). On or about March 3, 1993, the Fund filed its Registration Statement on Form N-1A (File Nos. 33-59044 and 811-7552) with the Securities and Exchange Commission (the "Commission"), and on or about the date of this letter the Fund will file Pre-Effective Amendment No.1 to such registration statement with the Commission. (Such registration statement and pre-effective amendment and all other pre-effective amendments subsequently filed by the Fund with the Commission to obtain the effectiveness of such registration statement shall be collectively referred to herein as the "Registration Statement.")

      In connection with the preparation and filing of the Registration Statement and pursuant to Item 24(b)(10) of Form N-1A, you have requested our opinion about the legality of the Shares to be registered and sold by the Fund.

      In preparing our opinion, we have reviewed the following: certified copies of the Fund's Articles of Incorporation; a certificate issued by the Secretary of State of Maryland confirming that the Fund is in good standing in the State of Maryland; copies of the Fund's Bylaws, as adopted January 27, 1993; minutes of certain meetings or actions of the Fund's board of directors on January 27, 1993, and May 5, 1993; the audited statement of assets and liabilities of the Fund as of March 29, 1993; the Maryland General Corporation Law; and such other documents and materials as we have deemed necessary for purposes of this opinion.

      In rendering the opinion set forth below, we have assumed, with your permission, that each purchaser of Shares will pay in cash at the time of purchase the amount of consideration for the Shares established by the Fund's board of directors and that in no event will the amount paid for any Shares be less than the par value thereof. We have further assumed that at all times the Fund's Articles of Incorporation authorize the issuance of at least as many Shares as are actually issued.



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      Based upon the foregoing and subject to the qualifications contained herein, it is our opinion that under the Maryland General Corporation Law, the indefinite number of Shares to be registered will, when sold, be legally issued, fully paid, and non-assessable.

      The foregoing opinion is subject to the qualification that it is based solely upon laws, facts and circumstances existing as of the date hereof; accordingly, we have assumed for purposes of our opinion that no change in any of such laws (or the interpretation thereof), facts or circumstances will have occurred at the time of any issuance of the Shares.

      We consent to the filing of this opinion as an exhibit to the Registration Statement filed with the Securities and Exchange Commission and to the use of this opinion in connection with any filing with any state securities agency or commission in any state in which shares are to be offered.

                                    Very truly yours,

                                    /S/ HUSCH & EPPENBERGER

                                    HUSCH & EPPENBERGER


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                                February 24, 1997


The Walnut Street Funds, Inc.
670 Mason Ridge Center Drive
Suite 300
St. Louis, Missouri 63141

                                Re:   The Walnut Street Fund, Inc. (the "Fund")
                                      -----------------------------------------

Gentlemen:

     In connection with the preparation of the Fund's 24f-2 Notice for the Fund's fiscal year ended December 31, 1996, which will be filed with the Securities and Exchange Commission, you have asked that we provide you with certain legal opinions. To give these opinions, we have examined such documents and records of the Fund and made such inquiries of officers and managers of the Fund as we have deemed necessary.

     Based upon the foregoing and in reliance upon factual information that we have received from the Fund's officers and managers, which information we have not independently verified, it is our opinion that the 182,066,377 shares of the Fund's common stock, par value $1.00 per share, issued between January 1, 1996, and December 31, 1996, were legally issued, fully paid, and non-assessable.


                                       Very truly yours,

                                       /s/ Husch & Eppenberger

                                       Husch & Eppenberger


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